UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2013

Oshkosh Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2566, Oshkosh, Wisconsin 54903

(Address of principal executive offices, including zip code)

(920) 235-9151

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry into a Material Definitive Agreement.

On January 4, 2013, the Board of Directors of Oshkosh Corporation (the “Company”) approved and the Company entered into the first amendment (the “Amendment”) to the Company’s Rights Agreement, dated as of October 25, 2012 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., Rights Agent.

The Amendment accelerated the expiration date of the rights issued pursuant to the Rights Agreement (the “Rights”) from October 25, 2013 to January 7, 2013.  Accordingly, as of 5:00 p.m. New York, New York time on January 7, 2013, the Rights expired and were no longer outstanding and the Rights Agreement terminated as of that time.

The foregoing description of the Amendment is qualified in its entirety by reference to the copy of the Amendment attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 1.02.                                Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.03.                                Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.03.                                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on October 26, 2012, the Company filed with the Department of Financial Institutions of the State of Wisconsin Articles of Amendment (the “Articles of Amendment”) to the Amended and Restated Articles of Incorporation of the Company (the “Restated Articles”) relating to the Series A2 Junior Participating Preferred Stock of the Company issuable upon exercise of the Rights (the “Preferred Stock”).  In connection with the expiration of the Rights and the termination of the Rights Agreement on January 7, 2013, as described in Item 1.01 above, the Board of Directors of the Company eliminated from the Restated Articles all matters set forth in the Articles of Amendment relating to the Preferred Stock, and the Company filed a certificate with the Department of Financial Institutions of the State of Wisconsin (the “Certificate”) stating that none of the authorized shares of Preferred Stock are outstanding and that no such shares will be issued under the Articles of Amendment.

The foregoing description of the Certificate is qualified in its entirety by reference to the copy of the Certificate attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.                                Other Events.

On January 7, 2013, the Company issued a press release announcing the Amendment.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01.                                Financial Statements and Exhibits.

(a)        Not applicable.

(b)       Not applicable.

(c)        Not applicable.

(d)       Exhibits.

(3.1)                        Certificate relating to Series A2 Junior Participating Preferred Stock of Oshkosh Corporation, dated January 7, 2013.

(4.1)                        Amendment No. 1 to Rights Agreement, dated as of January 4, 2013, between Oshkosh Corporation and Computershare Trust Company, N.A., Rights Agent.

(99.1)               Press release dated January 7, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: January 7, 2013	By:	/s/ Bryan J. Blankfield
Name: Bryan J. Blankfield
Title: Executive Vice President, General Counsel and Secretary

OSHKOSH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated January 4, 2013

Exhibit No.

(3.1)	Certificate relating to Series A2 Junior Participating Preferred Stock of Oshkosh Corporation, dated January 7, 2013.

(4.1)	Amendment No. 1 to Rights Agreement, dated as of January 4, 2013, between Oshkosh Corporation and Computershare Trust Company, N.A., Rights Agent.

(99.1)	Press release dated January 7, 2013.